UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 17, 2021

REGEN BIOPHARMA, INC.

(Exact name of small business issuer as specified in its charter)

Nevada	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-191725

711 S. Carson Street, Suite 4, Carson City, Nevada, 89791

(Address of Principal Executive Offices)

(619) 722 5505

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

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Item 1.01 Entry into a Material Definitive Agreement.

On September 17,2021 Regen Biopharma, Inc. ( the “Company”) issued a promissory note in the principal amount of $1,500,000 ( “Note”) of which $75,000 was retained by the Holder through an Original Issue Discount for due diligence and origination related to this transaction and Thirty-five Thousand Dollars $35,000 was remitted by the Holder, at the instance and on behalf of the Company, directly to Holder’s counsel for documentation preparation fees resulting in net consideration paid to the Company of $1,390,000.

The Note carries “Guaranteed Interest” on the principal amount at the rate of 5% per annum for the ten-month term of this Note for an aggregate Guaranteed Interest $62,500 all of which Guaranteed Interest shall be deemed earned as of September 17, 2021.

The Principal Amount and the Guaranteed Interest shall be due and payable in five equal monthly payments of $312,500 commencing on March 17, 2022 and continuing on the 17th day of each month thereafter until paid in full not later than July 18, 2022 (the “Maturity Date”).

Solely following an Event of Default (as such term is defined in the Note) the Note shall become convertible, in whole or in part, into shares of Common Stock at the option of the Holder. The conversion price of the Note is 90% of the lowest per-share Trading Price per share. Trading Price is defined as the lowest daily VWAP for the 20 Trading Days preceding a Conversion Date. VWAP is defined as the dollar volume-weighted average price for the common shares as reported by Bloomberg.

The foregoing description of the abovementioned Agreement is not complete and is qualified in its entirety by reference to the text of the abovementioned agreement , which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

Item 8.01

On September 21, 2021 the Company paid $800,000 to ChemDiv, Inc. pursuant to that Settlement and Release Agreement (“Settlement And Release Agreement”) entered into by and between CHEMDIV, INC. ("ChemDiv"), REGEN BIOPHARMA, INC. ("Regen"), ZANDER THERAPEUTICS, INC., and DAVID KOOS ("Koos") on September 15, 2021.

The text of the abovementioned Settlement And Release Agreement is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated in this Item 8.01 by reference.

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Item 8.01

On September 24th 2021 the Company’s Chairman and Chief Executive Officer released the following update to the shareholders of the Company

REGEN BIOPHARMA, INC.

MESSAGE TO THE SHAREHOLDERS FROM THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

When I returned to Regen on March 23, 2021 in order to serve as Chairman and Chief Executive Officer I found myself at the helm of a company on the verge of collapse. We were behind in bills, at risk of losing patent protection on valuable IP, and delinquent in our SEC filing obligations. Worse of all we were being sued by our Contract Research Organization in a complaint seeking damages of $1,200,000 which also threatened our ownership rights to valuable intellectual property. The progress we have achieved since my return has been substantial and yet is dwarfed by what I believe can be achieved in the months to come.

PROGRESS TO DATE

Since my return the Company has:

1)	Become current in its SEC filing obligations eliminating the risk that the public trading market for both the common and Series A preferred shares would disappear.
2)	Paid amounts owed to essential vendors such as the Company’s patent attorney in order that important business relationships could resume unimpeded
3)	Revived applications pertaining to vital intellectual property deemed abandoned by the US Patent and Trademark Office
4)	Obtained financing in the net amount of $1,390,000 through the issuance of a Promissory Note which would become convertible into stock ONLY in the event the Company defaults. So long as the Company is timely in payments and otherwise complies with the terms and conditions of the Note this Note MAY NOT be converted.
5)	Settled the lawsuit brought by ChemDiv, Inc., our Contract Research Organization, for the sum of $800,000 which was paid to ChemDiv on September 21, 2021.
6)	Been issued several patents
7)	Entered into two non-related party licensing agreement resulting in non-related party revenue of $1,905,000 being recognized in the quarter ended June 30, 2021. These licensing agreements pertain to mRNA and our checkpoint NR2F6.

SHORT TERM GOALS

During the coming months I shall endeavor to achieve the following milestones:

1)	Settle all outstanding convertible notes payable in order that the Company will have no convertible instruments outstanding.
2)	Hire a Chief Scientific Officer
3)	Seek out and enter into alliances, co-development agreements and additional licensing agreements with regard to our proprietary mRNA and NR2F6 portfolios.
4)	Obtain OTCQB listing for our securities on the OTC Market.
5)	Establish a social media presence in order to more easily provide updates to our shareholders, the investment community, the scientific community and the public at large.

Thank you for your past and continued patience as we move the Company forward. I look forward to receiving shareholder input and can be reached at david.koos@regenbiopharma.com.

Sincerely,

David Koos

Certain statements that we make may constitute “forward-looking statements. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, acquisitions and divestitures, anticipated results of litigation and regulatory developments or general economic conditions. In addition, words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” “endeavors” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events or otherwise

Item 9.01 Exhibits.

Exhibit No.	Description of Exhibit
10.1	Promissory Note
10.2	Settlement and Release Agreement

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGEN BIOPHARMA, INC.

Dated: September 24, 2021	By: /s/ David Koos

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